WARRANTIES - Changes in Product Warranty Reserve (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Movement in Standard and Extended Product Warranty, Increase (Decrease) [Roll Forward]
Balance at beginning of year	$ 138,992	$ 92,064
Warranty expense	50,385	28,947
Acquisitions	806	59,685
Warranty claim payments	(48,548)	(38,772)
Foreign currency impact	11,428	(2,932)
Balance at end of year	$ 153,063	$ 138,992